Exhibit 10.1

FOURTEENTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Fourteenth Amendment to Loan and Security Agreement is entered into as of March 10, 2022 (the “Amendment”), by and among TELKONET, INC. (“Borrower”) and HERITAGE BANK OF COMMERCE (“Bank”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of September 30, 2014 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of February 17, 2016, that certain Second Amendment to Loan and Security Agreement dated as of October 27, 2016, that certain Third Amendment to Loan and Security Agreement dated as of January 25, 2017, that certain Fourth Amendment to Loan and Security Agreement dated as of March 29, 2017, that certain Fifth Amendment to Loan and Security Agreement dated as of August 29, 2017, that certain Sixth Amendment to Loan and Security Agreement dated as of October 23, 2017, that certain Seventh Amendment to Loan and Security Agreement dated as of February 2, 2018, that certain Eighth Amendment to Loan and Security Agreement dated as of April 5, 2018, that certain Ninth Amendment to Loan and Security Agreement dated as of November 7, 2018, that certain Tenth Amendment to Loan and Security Agreement dated as of January 29, 2019, that certain Eleventh Amendment to Loan and Security Agreement dated as of November 6, 2019, that certain Twelfth Amendment to Loan and Security Agreement dated as of September 30, 2021 and that certain Thirteenth Amendment to Loan and Security Agreement is entered into as of December 13, 2021 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms set forth herein.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1.             Section 6.3(a) and (b) of the Agreement and amended and restated in their entirety to read as follows:

(a)       within fifteen (15) days of the 15th day and last day of each month, aged listings of accounts receivable, together with a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto;

(b)       within fifteen (15) days of the 15th day and last day of each month, aged listing of accounts payable and a customer deposit listing;

2.             The following definition set forth in Section 1.1 of the Agreement is amended and restated in its entirety to read as follows:

“Revolving Maturity Date” means June 30, 2023.

3.             Exhibit D to the Agreement is replaced in its entirety with the Exhibit D attached hereto.

4.             Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5.             Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

6.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

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7.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           all original signed Loan Documents being executed by Borrower in connection herewith, including:

(i)          this Amendment, and

(ii)        corporate resolutions and incumbency certificate;

(b)           payment of a facility fee in the amount of $6,250 plus all Bank Expenses incurred through the date of this Amendment; and

(c)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

TELKONET, INC.

By: /s/ Richard E. Mushrush

Name: Richard E. Mushrush

Title: CFO

HERITAGE BANK OF COMMERCE

By: /s/ Karla Schrader

Name: Karla Schrader

Title: VP

Exhibit D
Compliance Certificate

TO:	HERITAGE BANK OF COMMERCE
FROM:	TELKONET, INC.

The undersigned authorized officer of Telkonet, Inc., on behalf of all Borrowers, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant		Required	Complies
Borrower prepared financial statements		Quarterly within 45 days	Yes	No
Compliance Certificate		Quarterly within 45 days	Yes	No
Wells Fargo bank statements		Monthly within 10 days	Yes	No
A/R & A/P Agings		Within 15 days of 15th and last day of each month	Yes	No
Customer deposit listing		Within 15 days of 15th and last day of each month	Yes	No
Borrowing base certificate		Within 15 days of 15th and last day of each month	Yes	No
Inventory report		Monthly within 15 days	Yes	No
Offsite Inventory listing		Monthly within 15 days	Yes	No
Deferred revenue schedule		Quarterly within 15 days	Yes	No
Annual financial statements (CPA Audited)		FYE within 120 days	Yes	No
Annual financial projections and budget		Annual within 30 days before FYE	Yes	No
Federal Tax Returns		Annual, within 15 days of filing	Yes	No
10K and 10Q		(as applicable)	Yes	No
A/R Audit		Initial and semi-annual	Yes	No
IP Notices		As required under Section 6.10	Yes	No

Financial Covenant	Required	Actual	Complies
Minimum Asset Coverage Ratio (Monthly)	1.50 : 1.00	_____: 1.00	Yes	No
Minimum Unrestricted Cash at Bank at all times	≥ $1,000,000	$_____________	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by: _______________________________________
Sincerely,	AUTHORIZED SIGNER

Date: _____________________________________________

____________________________	Verified: ___________________________________________
SIGNATURE	AUTHORIZED SIGNER

____________________________	Date: ______________________________________________
TITLE
	Compliance Status		Yes	No
____________________________
DATE